SUPPLEMENT

dated August 27, 2026, to the

SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Each dated August 28, 2025, as supplemented

Gator Capital Long/Short Fund (the “Fund”)

Effective as of August 14, 2026, the Fund’s 2.00% redemption fee has been eliminated. Accordingly, all references to the redemption fee are deleted and the disclosure is revised as follows:

Summary Prospectus/Prospectus

•	The “Shareholder Fees” table under the heading “Fees and Expenses of the Fund” is eliminated.

Prospectus

•	The last sentence under the section titled “Important Information about Procedures for Opening a New Account” is replaced with the following:

In that case, your redemption proceeds may be worth more or less than your original investment.

•	The first four paragraphs under the heading “Redeeming youR Shares” are replaced with the following:

We will buy back (redeem) your shares at the next determined NAV after we receive a valid request for redemption. Note that your intermediary may charge fees for redeeming shares not described in this Prospectus. Those fees are not imposed by the Fund and are not paid to the Fund.

•	The paragraph titled “Systematic Withdrawal Plan” under the heading “Redeeming youR Shares” is replaced with the following:

Systematic Withdrawal Plan. We offer a Systematic Withdrawal Plan for Direct Shareholders who wish to withdraw a set dollar amount at regular intervals. There is no special fee for this service. To be eligible for the Systematic Withdrawal Plan, Regular (taxable) account holders must have at least $5,000 in their Gator Capital Long/Short Fund account and must withdraw at least $100 per transaction. IRA and other retirement plan account holders must have at least $5,000 in their account, and are not subject to a minimum withdrawal amount per transaction. Systematic withdrawals may be made bi-monthly, monthly, quarterly, semi-annually or annually. If your regularly scheduled systematic withdrawal date falls on a weekend or holiday, your funds will be sent on the prior business day. Payment may be made via a check mailed to the address of record, or sent electronically and deposited into a pre-determined bank account. Please note that these sales of Fund shares may result in taxable investment gains and / or investment losses. You may participate in the Systematic Withdrawal Plan by completing the appropriate section of the Automatic Investment / Telephone Redemption Privilege / Systematic Withdrawal Plan Election Form. All requests to change or discontinue the Systematic Withdrawal Plan must be received in writing fifteen (15) days prior to the next scheduled withdrawal date. Please call the Fund at (800) 467-7903 if you wish to participate in the Systematic Withdrawal Plan.

•	The second to last paragraph in the section titled “Disruptive Trading and Market Timing” under the heading “Redeeming youR Shares” is replaced with the following:

We may also take action if we determine that a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading, even if applicable shares are held longer

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than 60 days. In addition, we may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have simultaneous access to the underlying shareholder account information. The Fund and financial intermediaries, however, attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing or disruptive trading and to impose restrictions on such activities.

SAI

•	The section titled “General” under the heading “REDEMPTION OF SHARES” is replaced with the following:

General. Shareholders may request redemption of their shares at any time by mail or telephone as provided below. Your financial intermediary may charge fees for redeeming shares not described in the Prospectus. Those fees are not imposed by the Fund, and are not paid to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

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